UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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NANOPHASE TECHNOLOGIES CORPORATION

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1319 Marquette Drive

Romeoville, Illinois 60446

July 7, 2014

Dear Stockholder:

On behalf of the Board of Directors, I invite you to attend the 2014 Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, on Thursday, August 21, 2014 at 8:30 a.m., Chicago time. The formal notice of the Annual Meeting appears on the following page.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. On or about July 7, 2014, we mailed a Notice of Internet Availability of Proxy Materials to the majority of our stockholders, and on or about the same date we mailed to our other stockholders who have requested it a copy of our 2014 Proxy Statement and a proxy card. The Notice of Internet Availability of Proxy Materials contains instructions on how to access the Proxy Statement and Annual Report and vote online, by phone, in person or by mail.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Whether or not you choose to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares via telephone, over the Internet or, if you received a proxy card, sign and date the proxy card and promptly return it to us in the postage paid envelope provided. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

You are welcome to attend the August 21, 2014 meeting, and I urge you to vote over the Internet, via telephone or by mail as soon as possible.

Sincerely,

/s/ JESS A. JANKOWSKI
Jess A. Jankowski President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 21, 2014

To the Stockholders of

Nanophase Technologies Corporation:

The Annual Meeting of Stockholders of Nanophase Technologies Corporation (the “Company”) will be held at 8:30 a.m., Chicago time, on Thursday, August 21, 2014, at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, for the following purposes:

(1)	To elect three Class II directors to the Company’s Board of Directors;

(2)	To ratify the appointment by the Company’s Audit and Finance Committee of McGladrey LLP as the independent auditors of the Company’s financial statements for the year ending December 31, 2014; and

(3)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on June 27, 2014 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

/s/ FRANK J. CESARIO
Frank J. Cesario Chief Financial Officer

Romeoville, Illinois

July 7, 2014

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE. INSTRUCTIONS REGARDING THE VARIOUS METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND ON THE PROXY CARD, INCLUDING HOW TO VOTE BY TOLL-FREE TELEPHONE NUMBER OR VIA THE INTERNET. IF YOU RECEIVED A PAPER COPY OF YOUR PROXY CARD BY MAIL, YOU MAY STILL VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE PROXY CARD, SIGNING AND DATING IT AND MAILING IT IN THE ENVELOPE PROVIDED.

NANOPHASE TECHNOLOGIES CORPORATION

1319 Marquette Drive

Romeoville, Illinois 60446

(630) 771-6708

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors” or the “Board”) of Nanophase Technologies Corporation, a Delaware corporation (the “Company”, “Nanophase”, “we”, “us” or “our”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 8:30 a.m., Chicago time, Thursday, August 21, 2014, at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, and any adjournments thereof. This Proxy Statement and accompanying form of proxy are first being mailed or made available via the Internet to stockholders on or about July 7, 2014.

Notice of Internet Availability of Proxy Statement and Annual Report -- As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report filed on Form 10-K for the year ended December 31, 2013 (the “Annual Report”) available to our stockholders electronically via the Internet. On or about July 7, 2014, we mailed to the majority of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, in person or by mail. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

Record Date and Outstanding Shares -- The Board of Directors has fixed the close of business on June 27, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, we had outstanding 28,481,496 shares of common stock, par value $0.01 per share (the “common stock”). Each outstanding share of common stock is entitled to one vote on all matters to come before the Annual Meeting.

Voting of Proxies – Each of Jess A. Jankowski and Frank J. Cesario were authorized by the Board of Directors to serve as proxy holder in the name of, and on behalf of, the stockholders executing and returning proxies in connection with the Annual Meeting. Mr. Jankowski is an executive officer of the Company and is also a director of the Company, while Mr. Cesario is an executive officer and Corporate Secretary of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Corporate Secretary of the Company of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy). Stockholders will not have any rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon at the Annual Meeting.

Board Recommendations

The Board of Directors recommends that you vote your shares “FOR” the election of each of the director nominees and “FOR” the ratification of the appointment of McGladrey LLP as the independent auditors of our financial statements for the year ending December 31, 2014.

Quorum and Required Vote

The required quorum for transaction of business at the Annual Meeting will be a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting, represented in person or by proxy. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum.

Proposal 1. The vote of a plurality of the shares of common stock voted in person or by proxy is required to elect the nominees for Class II directors. Stockholders will not be allowed to cumulate their votes in the election of directors. Abstentions and broker non-votes will have no effect on the outcome of the vote on the election of directors.

Proposal 2. The affirmative vote of a majority of the shares of common stock represented in person or by proxy is required to ratify the appointment of McGladrey LLP as the independent auditors of our financial statements for the year ending December 31, 2014. Abstentions will be considered present and entitled to vote with respect to ratifying the appointment of our independent auditors and will have the same effect as a vote “against” such proposal. Broker non-votes will have no effect on the outcome of the vote to ratify the appointment of our independent auditors.

Annual Report to Stockholders -- Our Annual Report, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement. Printed copies will be made available upon request.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven directors. Article VI of our Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes, each serving three year terms. The three Class II directors whose terms expire at the Annual Meeting are Mr. Jess A. Jankowski, Dr. Richard W. Siegel and Mr. W. Ed Tyler.

As a result, at the Annual Meeting, three Class II directors will be elected for a term of three years expiring at our 2017 Annual Meeting of Stockholders. We prepared the following director summaries using information furnished to us by the nominees/directors. The nominees are presently serving as directors of the Company. See “Nominees” below.

If at the time of the Annual Meeting the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that the nominees will be unable or decline to serve as a director if elected.

The four directors whose terms of office do not expire in 2014 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See “Other Directors” below. There is no family relationship between any director or executive officer of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

NOMINEES

The names of the nominees for the office of director, together with certain information concerning such nominees, is set forth below:

Name	Position with Company	Age	Served as Director Since
Jess A. Jankowski	President, Chief Executive Officer, and Director	48	2009
Richard W. Siegel, Ph.D.	Director	77	1989
W. Ed Tyler	Director	61	2011

Mr. Jankowski joined the board in February 2009. He has served as the Company’s President and Chief Executive Officer since that time. After joining the Company in 1995, Mr. Jankowski held offices including Vice President of Finance, Chief Financial Officer, Secretary, Treasurer and Controller. From 1990-1995 he served as Controller for two building and public works contractors in the Chicago area, during which time he had significant business development responsibilities. From 1986 to 1990, he worked for Kemper Financial Services in their accounting control corporate compliance unit, serving as unit supervisor during his last two years. Mr. Jankowski holds a B.S. from Northern Illinois University and an M.B.A. from Loyola University. He served on the TechAmerica Midwest Board from 2008 to 2012 and was an active member of the TechAmerica Midwest CFO Committee from 2006 through 2008. He was appointed to the Advisory Board of the Nanobusiness Commercialization Association in 2009. Mr. Jankowski was also appointed to the Romeoville Economic Development Commission and served from 2004 to 2010. He has also served on the advisory board of NITECH (Formerly WESTEC), an Illinois Technology Enterprise Center focusing on the commercialization of advanced manufacturing technologies from 2003 to 2008. In 2009, Mr. Jankowski was appointed to the board of directors of the Northern Illinois Technology Foundation, an economic development and technology transfer entity that is part of Northern Illinois University. We believe that Mr. Jankowski’s long-term and intimate experience with Nanophase operations, along with his financial and management expertise, makes him a valuable member of our Board of Directors.

Dr. Siegel is a co-founder of the Company and has served as a director of the Company since 1989. Dr. Siegel served as a consultant to the Company from 1990 to 2002 with regard to the application and commercialization of nanomaterials. Dr. Siegel is an internationally recognized scientist in the field of nanomaterials. During his tenure on the research staff at Argonne National Laboratory from July 1974 to May 1995, he was the principal scientist engaged in research with the laboratory-scale synthesis process that was the progenitor of the Company’s physical-vapor-synthesis production system. Dr. Siegel has been the Robert W. Hunt Professor in Materials Science and Engineering at Rensselaer Polytechnic Institute since June 1995, and served as Department Head from 1995 to 2000. In April 2001, Dr. Siegel became the founding Director of the newly created Rensselaer Nanotechnology Center at the Institute. During the period from 1995 until 1998, he was also a visiting professor at the Max Planck Institute for Microstructure Physics in Germany on an Alexander von Humboldt Research Prize received in 1994. During the period from 2003 until 2004 he was a visiting professor in Japan on a RIKEN Eminent Scientist Award. He chaired the World Technology Evaluation Center worldwide study of nanostructure science and technology for the U.S. government, has served on the Council of the Materials Research Society and as Chairman of the International Committee on Nanostructured Materials. He also served on the Committee on Materials with Sub-Micron Sized Microstructures of the National Materials Advisory Board and was the co-chairman of the Study Panel on Clusters and Cluster-Assembled Materials for the U.S. Department of Energy. He served on the Nanotechnology Technical Advisory Group to the U.S. President’s Council of Advisors on Science and Technology during 2003-2009. Dr. Siegel holds an A.B. degree in physics from Williams College and an M.S. degree and Ph.D. from the University of Illinois at Urbana-Champaign. We believe that Dr. Siegel’s value to our Board of Directors, as co-founder of the Company and inventor of our initial base technology, is self-explanatory.

Mr. Tyler joined Nanophase as a director in January 2011. Mr. Tyler is Chairman of the Board of First Industrial Realty Trust, where he has served as a director since 2000. He has also served in recent leadership positions at Ideapoint Ventures, an early stage venture fund that focuses on nanotechnologies, and Industrial Nanotech, Inc., an entity which develops and sells nanomaterial solutions. Previously, Mr. Tyler served as President and CEO of Moore

Corporation Limited, a provider of data capture, information design, marketing services, digital communications and print solutions. Mr. Tyler also worked for 24 years with R. R. Donnelley & Sons Company in Chicago, beginning his career as an electronics engineer and ultimately serving as Executive Vice President, Sector President, and Chief Technology Officer. He also was responsible for 77 Capital, an early stage venture capital subsidiary of Donnelley, where he was directly responsible for investment decisions and worked closely with the portfolio companies while participating on many of their boards. Mr. Tyler is a former Chairman of the American Red Cross (Mid-America Chapter) and Campaign Chairman of the United Way of Lake County, and serves as a director for several small, private companies. He is a member of the Board of Directors of Lake Forest Graduate School of Management, where he is also an adjunct faculty member. We believe that Mr. Tyler’s extensive and diverse background in corporate leadership in technology-based companies, operations experience, and business acumen makes him a valuable member of our Board of Directors.

OTHER DIRECTORS

The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified. We prepared the following director summaries using information furnished to us by the directors.

Name	Age	Position with Company	Served as Director Since	Term Expires	Class
James A. Henderson	79	Chairman of the Board of Directors	2001	2016	I
James A. McClung, Ph.D.	76	Director	2000	2016	I
R. Janet Whitmore	59	Director	2003	2016	I
George A. Vincent, III	70	Director	2007	2015	III

Mr. Henderson has served as a director of the Company since July 2001 and Chairman of the Board of Directors since August 2011. He retired as Chairman and Chief Executive Officer of Cummins Engine Company (now Cummins Inc.) in December 1999, after joining the company in 1964. Mr. Henderson became President and Chief Operating Officer of Cummins in 1977, was promoted to President and Chief Executive Officer in 1994 and served as Chairman and Chief Executive Officer from 1995 until his retirement in 1999. Mr. Henderson attended Culver Military Academy, holds an A.B. in public and international affairs from Princeton University and an M.B.A. from Harvard Business School. Mr. Henderson previously served as a director of AT&T, Inc., International Paper, Rohm & Haas, Hillenbrand, Inc., Inland Steel, and Ryerson, Inc. He serves as Chairman Emeritus of the Board of the Culver Education Foundation and is a past Chair of the Princeton University Board of Trustees. We believe that Mr. Henderson’s extensive and diverse background in corporate leadership in technology-based companies, operations experience, and business acumen makes him a valuable member of our Board of Directors.

Mr. McClung has served as a director of the Company since February 2000, and is chairman of the Audit and Finance Committee. Currently he is Chairman & CEO of Lismore International. He retired as a senior vice president and executive officer for FMC Corporation (which has since been split into 3 public corporations: FMC Corp; FMC Technologies; JB Technologies), a leading producer of a diversified portfolio of chemicals and machinery. He has over 30 years of global business development and experience in over 75 countries, having managed and developed new technologies and production processes for diversified global businesses, including specialized chemicals and machinery, while living in the United States, Europe and Africa. In addition to currently serving on the Nanophase Board, he previously served on other corporate boards: Alticor (Amway); NCCI; Turtle Wax; Beaulieu Corp; and Hu-Friedy. He was a founding member of the US-Russia Business Council and is active in other international business organizations, such as Japan American Society, Chicago Council on Global Affairs, Executive Club of Chicago, and the Economic Club of Chicago. He serves as a board trustee at Thunderbird School of Global Management and Board Emeritus Trustee for the College of Wooster (Ohio). Mr. McClung earned a bachelor’s degree from College of Wooster (Ohio), a master’s degree from the University of Kansas, and a doctorate from Michigan State University. We believe that Mr. McClung’s extensive global business development and worldwide management experience, including experience in the specialty chemical industry, make him a valuable member of our Board of Directors.

Ms. Whitmore joined the board in November 2003. She is a former director of Silverleaf Resorts, Inc., where she served as Chairman of the Compensation Committee and as a member of the Audit Committee. She is also a former director of Epoch Biosciences, a supplier of proprietary products used to accelerate genomic analysis. Ms. Whitmore is Founder of Benton Consulting, LLC, which specializes in business development and processes. From 1976 through 1999, Ms. Whitmore held numerous engineering and finance positions at Mobil Corporation, including Mobil’s Chief Financial Analyst and Controller of Mobil’s Global Petrochemicals Division. Ms. Whitmore holds a B.S. degree in Chemical Engineering from Purdue University and an M.B.A. from Lewis University. We believe that Ms. Whitmore’s combination of global financial, engineering, and management expertise makes her a valuable member of our Board of Directors.

Mr. Vincent has served as a director of the Company since November 2007. He is the retired Chairman and President of The HallStar Company, where he served as CEO for twenty years. HallStar is a chemical manufacturer and innovator specializing in material science, marketing its products worldwide, primarily into the polymer and personal care industries. Prior to HallStar, Mr. Vincent held positions in purchasing, sales, commercial development and strategic planning with FMC Corporation (chemicals) and General Electric Company (chemicals and plastics). Mr. Vincent has served as Chairman of the Illinois Manufacturers’ Association (IMA) and the Chemical Industry Council of Illinois (CICI), as well as Director of the American Chemistry Council (ACC). Mr. Vincent serves on the Boards of several closely-held companies in the chemicals and materials industry sector. Mr. Vincent holds a Bachelor of Arts degree in Chemistry from Dartmouth College and an M.B.A. degree from Harvard Business School. We believe that Mr. Vincent’s extensive experience in the chemicals industry and management leadership makes him a valuable member of our Board of Directors.

Director Compensation -- Upon first being elected to the Board of Directors, each director of the Company who is not an employee or consultant of the Company (an “Outside Director”) is granted stock options to purchase shares of common stock at the closing price as of the date of issuance (the fair market value). This initial option grant to an Outside Director typically vests over three years, though may accelerate upon termination from the Board of Directors.

In 2013, we paid $5,500 as quarterly compensation to the Chairman of the Board of Directors, for an annual rate of $22,000. We paid $4,500 as quarterly compensation to the Chairman of the Audit and Finance Committee and to the Chairman of the Compensation Committee totaling $18,000 to each. All other Outside Directors were paid $4,000 each as quarterly compensation, which amounts to an annual total of $16,000 per each other Outside Director for services performed in their capacity as a director.

During the first quarter of 2013, we granted our Outside Directors stock options totaling 69,000 shares under the Nanophase Technologies Corporation 2010 Equity Compensation Plan (the “2010 Equity Plan”), as follows: the Chairman of the Board of Directors received stock options to purchase 15,000 shares of our common stock, the Chairman of the Audit and Finance Committee and the Chairman of the Compensation Committee each received stock options to purchase 12,000 shares of our common stock and each of our other Outside Directors received stock options to purchase 10,000 shares of our common stock. Our Outside Directors had the following shares of our common stock underlying stock options (both vested and unvested) outstanding as of December 31, 2013: Mr. Henderson: 40,000 shares; Mr. McClung: 36,000 shares; Mr. Vincent: 44,000 shares; Ms. Whitmore: 30,000 shares; Mr. Siegel: 30,000 shares; and Mr. Tyler: 32,000 shares.

Prior to 2011, we granted our Outside Directors stock appreciation rights (SARs) totaling 106,750 shares, under our Amended and Restated 2006 Stock Appreciation Rights Plan and subsequently under the 2010 Equity Plan as approved by the shareholders in August of 2010. No SARs were granted during 2012 or 2013. The SARs granted vested immediately and are payable upon the directors’ termination from the position of director. The fair value of the liability for the 73,500 shares that were outstanding on December 31, 2013 was approximately $8,000.

In 2012, we paid $5,500 as quarterly compensation to the Chairman of the Board of Directors totaling $22,000. We paid $4,500 as quarterly compensation to the Chairman of the Audit and Finance Committee and to the Vice Chairman (role discontinued after 2012) totaling $18,000 each. We paid all other Outside Directors $4,000 each as quarterly compensation, amounting to an annual total of $16,000 per Outside Director for services performed in their capacity as directors.

In 2005, we adopted, and our stockholders approved, the 2005 Non-Employee Director Restricted Stock Plan (the “Director Restricted Stock Plan”) which reserved 150,000 shares of our common stock to be issued to Outside Directors in the form of restricted shares. In 2005, no awards were made under the Director Restricted Stock Plan. In 2005, we also adopted the Non-Employee Director Deferred Compensation Plan (the “Director Deferred Compensation Plan”) which permits an Outside Director to defer the receipt of director fees until separation from service or the Company undergoes a change in control. We amended the Director Restricted Stock Plan in 2005 to permit an Outside Director to defer receipt of restricted stock granted under it. The deferred restricted shares are accounted for under the Director Deferred Compensation Plan and issued upon separation from service or the Company’s change in control. Under the Director Deferred Compensation Plan, the deferred fees that would have been paid in cash are deemed invested in 5 year U.S. Treasury Bonds during the deferral period. The accumulated hypothetical earnings are paid following the Outside Director’s separation from service or the Company’s change in control. The deferred fees that would have been paid as restricted shares are deemed invested in our common stock during the deferral period. The Director Deferred Compensation Plan is an unfunded, nonqualified deferred compensation arrangement. In 2009, all Outside Directors elected to defer receipts of all of the restricted shares they became entitled to under the Director Restricted Stock Plan, which was consolidated into the 2010 Equity Plan.

All Outside Directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

2013 Outside Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Stock Appreciation Rights ($)	Total($)
James A. Henderson	$22,000	$4,905	-	$26,905
James A. McClung	$18,000	$3,924	-	$21,924
W. Ed Tyler	$18,000	$3,924	-	$21,924
R. Janet Whitmore	$16,000	$3,270	-	$19,270
George A. Vincent, III	$16,000	$3,270	-	$19,270
Dr. Richard Siegel	$16,000	$3,270	-	$19,270

(1)

The amounts in this column represent the aggregate fair value of awards granted in fiscal 2013 in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See Note 10 of the notes to our financial statements contained in Part II, Item 8 of our Annual Report for a discussion of all assumptions made by us in determining the FASB ASC Topic 718 values.

Meetings of the Board and Committees -- During the year ended December 31, 2013, the Board of Directors held five meetings. No director missed more than one board or committee meeting held during 2013 (for all committees on which a particular director served).

Committees of the Board of Directors -- The Board of Directors has established an Audit and Finance Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each operates in accordance with its charter (available on our website www.nanophase.com under the “Investor Relations” section). The members of the Audit and Finance Committee are Mr. McClung (Chairman), Mr. Vincent and Dr. Siegel. The members of the Compensation Committee are Mr. Tyler (Chairman), Mr. Henderson, and Mr. Vincent. The members of the Nominating and Corporate Governance Committee are Mr. Henderson (Chairman), Mr. McClung, Dr. Siegel, Mr. Vincent, Mr. Tyler and Ms. Whitmore.

The Audit and Finance Committee generally has responsibility for retaining the Company’s independent public auditors, reviewing the plan and scope of the accountants’ annual audit, reviewing the Company’s internal control functions and financial management policies, reviewing and approving all related person transactions, and reporting to the Board of Directors regarding all of the foregoing. The Audit and Finance Committee held seven meetings during 2013. The Board of Directors has determined that Mr. Vincent and Mr. McClung are “audit committee financial experts” as described in applicable SEC rules. Each member of the Audit and Finance Committee is independent, as defined in applicable SEC rules.

The Compensation Committee generally has responsibility for establishing executive officer and key employee compensation, reviewing and establishing the Company’s executive compensation, evaluating our Outside Director compensation, and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the 2010 Equity Plan, determining the number of options, if any, to be granted to the Company’s employees and consultants pursuant to the 2010 Equity Plan and reporting to the Board of Directors regarding the foregoing. Regarding most compensation matters, including executive compensation, our management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. The Compensation Committee does not currently utilize external consultants in executive or director compensation matters. The Compensation Committee held three meetings during 2013. Each member of the Compensation Committee is independent, as defined in applicable SEC rules, is a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is an “outside director” as defined by the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Nominating and Corporate Governance Committee generally has responsibility for evaluating and nominating candidates to serve on the Board of Directors, and for establishing and reviewing our Corporate Governance Principles. Five of the six members of the Nominating and Corporate Governance Committee are independent, as defined in applicable SEC rules. The Nominating and Corporate Governance Committee held two meetings during 2013.

The Nominating and Corporate Governance Committee considers candidates for membership on our Board who are recommended by stockholders and/or fellow Board members. A stockholder who wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should send such recommendation to our Chief Financial Officer at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446. Our Chief Financial Officer has been instructed by our Board to forward such stockholder director candidate recommendations to the Nominating and Corporate Governance Committee. Any such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of common stock. A stockholder who wishes to nominate an individual as a director candidate at an annual meeting of stockholders, rather than recommend the individual to the Nominating and Corporate Governance Committee as a nominee, must comply with our advance notice requirements set forth in our By-Laws, as currently in effect, as described below under “Miscellaneous and Other Matters – Proposals of Stockholders.” The Nominating and Corporate Governance Committee’s process for identifying and evaluating nominees for director will be the same whether the nominee is from the committee’s search for a candidate, or whether the nominee was recommended by a stockholder.

Director Independence. The Board of Directors has determined that the following directors are “independent” as that term is defined in the rules and regulations of the SEC and the NASDAQ Stock Market: Mr. McClung, Mr. Henderson, Dr. Siegel, Mr. Tyler and Mr. Vincent. Though we are no longer listed on NASDAQ, our Board of Directors used the NASDAQ listing standards in making its independence determinations.

Communications with the Board of Directors -- Any stockholder desiring to communicate with the Board of Directors or one or more of its directors may send a letter addressed to the Board of Directors or the applicable directors in care of the Corporate Secretary at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446. All such communications must have the sender’s name, address, telephone number and e-mail address, if any, as well as a statement of the type and amount of our securities the sender holds and any other interest of the sender in the subject of the communication or, if the sender is not a stockholder of the Company, a statement of the nature of the sender’s interest in the Company. Communications will be forwarded to the proper recipient unless they (a) concern individual grievances or other interests that could not reasonably be construed to be of concern to the stockholders or other constituencies of the Company, (b) advocate the Company’s engaging in illegal activities, (c) contain offensive, scurrilous or abusive content, or (d) have no relevance to the business or operations of the Company.

Directors’ Attendance at Annual Meetings – We encourage, but do not require, our directors to attend our Annual Meeting of Stockholders. When a director is unable to attend an Annual Meeting of Stockholders in person, but is able to attend by electronic conferencing, we will arrange for the director to participate by other means such that the director can hear and be heard by those present at the meeting. The entire Board of Directors attended our 2013 Annual Meeting of Stockholders.

Board’s Philosophy in Risk Oversight, Roles and Diversity -- The Board of Directors considers its role in risk oversight to focus primarily on evaluating risk at the entity and strategic levels, with management primarily responsible for managing day-to-day risk factors and presenting summary materials for those positions to the Board of Directors. Consistent with this philosophy, the Board of Directors has no formal policy as to whether the roles of Chief Executive Officer and Chairman should be segregated or combined. The Board of Directors considers the circumstances of the Company and makes a determination as to the appropriate leadership structure for the Company at that time. As of the date of this proxy statement, the positions of CEO and Chairman are held by two individuals – Mr. Henderson serves as Chairman and Mr. Jankowski serves as CEO. Mr. Henderson brings extensive experience in corporate leadership from his own working experience and from the many Boards on which he serves or has served in the past, and Mr. Jankowski is expected to benefit from that experience. The Board of Directors believes that is the most appropriate structure for the Company at this time. Under our Corporate Governance Principles, in the event that the Chairman of the Board is not an Outside Director, the Board will elect a lead independent director, who will have the responsibility to schedule and prepare agendas for meetings of the Outside Directors, communicate with the CEO, disseminate information to the rest of the Board and raise issues with management on behalf of the Outside Directors when appropriate. The Board evaluates its leadership structure on an ongoing basis and may change it as circumstances warrant.

The Board of Directors does not have a stated policy regarding diversity, although pursuant to our Corporate Governance Principles, diversity is one factor that the Nominating and Corporate Governance Committee considers when recommending directors for stockholder approval. The Board seeks experienced individuals for service who bring extensive experience in leadership, operations, finance, and engineering, particularly in areas directly applicable to the Company or its intended future endeavors.

EXECUTIVE OFFICERS

The table below identifies executive officers of the Company who are not identified in the tables entitled “Election of Directors -- Nominees” or “-- Other Directors.” We prepared the following executive officer summaries using information furnished to us by the executive officer.

Name	Age	Position
Frank J. Cesario	44	Chief Financial Officer
Kevin Cureton	52	Vice President – Sales, Marketing and Business Development
Nancy Baldwin	63	Vice President -- Human Resources and Investor Relations
Patrick Murray, Ph.D.	47	Vice President -- Research and Development

Mr. Cesario joined the Company in June 2009 as Chief Financial Officer. He brings more than 10 years of CFO and controller experience at manufacturing entities. Prior to joining Nanophase, Mr. Cesario served in a similar capacity with ISCO International, Inc., a publicly traded global supplier of telecommunications equipment, as well as Turf Ventures LLC, a privately held chemicals distributor. He began his career with KPMG Peat Marwick and then served in progressively responsible finance positions within Material Sciences Corporation and Outokumpu Copper, Inc. Mr. Cesario holds an M.B.A. (Finance) from DePaul University and a B.S. (Accountancy) from the University of Illinois, as well as being a registered CPA in the state of Illinois.

Mr. Cureton joined the Company in November 2012 as Vice President of Sales, Marketing and Business Development. His chemical industry experience has spanned more than twenty years with companies including twelve years at AMCOL, where one of his roles was Managing Director of its nanomaterial-based Health & Beauty Solutions division. Prior to that, he made significant contributions at Air Products, Borden, and other entities. He holds an undergraduate degree in chemical engineering from Carnegie Mellon University and an M.B.A. from the University of Chicago.

Ms. Baldwin has served as the Director of Human Resources and Information Technology since joining the Company in 2000. In September of 2008, she was appointed as the Company’s Vice President of Human Resources and Investor Relations. Prior to joining Nanophase, she served as Vice President of iLink Global, and Chief Human Resources Officer at the Marketing Store, a global supplier to McDonald’s Corporation. Previous experience includes 14 years at Arthur Andersen, LLP & Andersen Consulting, LLP in various positions. Ms. Baldwin has a B.S. in Education from Western Illinois University and post graduate studies at Northern Illinois University. In 2010, Ms. Baldwin was appointed to the Romeoville Economic Development Commission. She is currently an active member of the Will County Three Rivers Manufacturing Human Resources Association.

Dr. Murray joined the Company in 2001 as a senior scientist. He was promoted to Director of Research and Development in 2005 and appointed Vice President of Research and Development in 2008. He holds an undergraduate degree in Biochemistry from Illinois Benedictine College (Benedictine University) and a doctorate in Organic Chemistry from the University of Illinois at Urbana-Champaign. Dr. Murray has over 15 years of experience in the areas of polymer synthesis, particle dispersion, chemical process development and technical project management. Dr. Murray has been focused on dispersion product development and technical support for business development. Prior to joining Nanophase, Dr. Murray held various research and management positions at Nalco Chemical Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act requires the Company’s officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that during 2013 all Section 16 filing requirements applicable to our officers, directors and 10% beneficial owners were complied with by such persons.

EXECUTIVE COMPENSATION

Compliance with Section 162(m)

The Compensation Committee currently intends for all compensation paid to the executive officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Section 162(m) provides that compensation paid to the executive officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, (1) such compensation is performance-based, established by a committee of Outside Directors and objective, and (2) the plan or agreement providing for such performance-based compensation has been approved in advance by stockholders. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying Section 162(m), it deems such program to be appropriate.

SUMMARY COMPENSATION TABLE

The following table sets forth a summary of the compensation for each of our named executive officers in U.S. dollars for the financial years ended December 31, 2013 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)

Jess Jankowski	2013	$291,174	$-	$29,428	$-	$32,020	$352,622
Chief Executive Officer
	2012	$281,342	$48,000	$22,073	$-	$27,572	$378,987

Frank Cesario	2013	$164,351	$-	$12,752	$-	$7,793	$184,896
Chief Financial Officer
	2012	$159,231	$13,000	$9,235	$-	$6,123	$187,589

Kevin Cureton	2013	$184,868	$-	$15,695	$-	$26,718	$227,281
Vice President - Sales, Marketing, and Business Development

Patrick Murray	2013	$171,790	$-	$15,695	$-	$26,157	$213,642
Vice President - Research and Development
	2012	$168,408	$20,000	$11,712	$-	$23,032	$223,152

Nancy Baldwin	2013	$162,338	$-	$12,752	$-	$15,061	$190,151
Vice President - Human Resources and Investor
Relations	2012	$155,654	$13,000	$9,235	$-	$12,747	$190,636

(1)	These amounts were earned in 2013 and 2012, but paid in early 2014 and 2013, respectively. Bonus compensation is driven by Company performance against its goals as ultimately determined by the Compensation Committee of the Board of Directors. A set of Company-level objectives is created at the beginning of the year, focusing on total revenue, revenue growth, particular sources of revenue growth, business development achievements, and cash flows and related targets, as well as a small discretionary component designed to capture items not specifically listed. Each measure has varying levels of achievement, which is reflected in the aggregate bonus measurement. The resulting bonus calculation is then applied to each individual’s bonus potential as a percentage of salary. Because total revenue did not increase during 2013, no bonus was awarded to any of the named executive officers for 2013.
(2)	The amounts in this column represent the aggregate fair value of awards granted in 2013 and 2012 fiscal years in accordance with FASB ASC Topic 718. See Note 10 of the notes to our financial statements contained in Part II, Item 8 of our Annual Report on Form 10-K for a discussion of all assumptions made by us in determining the FASB ASC Topic 718 values.
(3)	None.
(4)	The amounts in this column represent 401(k) match, health and life insurance. Health insurance benefits are the same for all employees. Life insurance is provided in the amount of one times the annual base salary with a maximum of $150,000.

Employment Agreements

Effective as of August 12, 2009, we entered into an employment agreement with Jess Jankowski in connection with his services as President and Chief Executive Officer. No term has been assigned to Mr. Jankowski’s employment agreement.

Pursuant to the terms of his employment agreement, Mr. Jankowski will receive an annual base salary of not less than $275,000. In addition, Mr. Jankowski will be eligible for discretionary bonuses for services to be performed as an executive officer of the Company based on performance and achieving milestones approved by our Board of Directors (the “Board”).

Mr. Jankowski will be eligible for such stock options and other equity compensation as the Board deems appropriate, subject to the provisions of the 2010 Equity Plan. Mr. Jankowski will also be entitled to the employee benefits made available by us generally to all of our other executive officers, subject to the terms and conditions of our employee benefit plan in effect from time to time.

In the event Mr. Jankowski’s employment is terminated other than for “cause” (as such term is defined in the employment agreement), Mr. Jankowski will receive a sum equal to Mr. Jankowski’s base salary in effect at the time of termination for 52 full weeks after the effective date of termination, payable in proportionate amounts on our regular pay cycle for professional employees, provided that

Mr. Jankowski signs, without subsequent revocation, a separation agreement and release in a form acceptable to us. In addition, all stock options granted to Mr. Jankowski prior to termination will become fully vested and exercisable in accordance with the applicable option grant agreement and the 2010 Equity Plan. If he is terminated for cause, or if he resigns as an employee of the Company, Mr. Jankowski will not be entitled to any severance or other benefits accruing after the term of the employment agreement and such rights will be forfeited immediately upon the end of such term.

If, within two years after the occurrence of a change in control, as defined in his employment agreement, Mr. Jankowski’s employment is terminated other than for cause, his responsibilities or annual compensation are materially reduced without his prior consent, or we cease to be publicly held (each, a “Trigger”), then, subject to Mr. Jankowski signing, without subsequently revoking, a Separation Agreement and Release in a form acceptable to us, Mr. Jankowski will receive a sum equal to his base salary for 104 full weeks after the date the Trigger occurs. In addition, all stock options granted to Mr. Jankowski prior to the Trigger will become fully vested and exercisable in accordance with the applicable option grant agreement and the 2010 Equity Plan.

Effective as of June 24, 2009, we entered into an employment agreement with Mr. Frank Cesario providing for an annual base salary of not less than $150,000. We also granted to Mr. Cesario options to purchase up to 20,000 shares of common stock at an exercise price of $1.07 per share with options for one-third of such shares becoming exercisable on each of the first three anniversaries of the date of grant. No term has been assigned to Mr. Cesario’s employment agreement. As subsequently amended during 2012, if Mr. Cesario is terminated other than for “cause” (as such term is defined in Mr. Cesario’s employment agreement), Mr. Cesario will receive severance benefits in an amount equal to Mr. Cesario’s base salary for 26 weeks.

Effective as of November 28, 2012, we entered into an employment agreement with Mr. Kevin Cureton providing for an annual base salary of not less than $190,000. No term has been assigned to Mr. Cureton’s employment agreement. If Mr. Cureton is terminated other than for “cause” (as such term is defined in Mr. Cureton’s employment agreement), Mr. Cureton will receive severance benefits in an amount equal to Mr. Cureton’s base salary for 26-39 weeks, with the amount beginning at 39 weeks if terminated within the first year and declining annually to 26 weeks after three full years of employment. A signing bonus of $25,000 was paid upon Mr. Cureton’s acceptance of employment.

Effective as of September 25, 2008, we entered into an employment agreement with Dr. Patrick Murray providing for an annual base salary of not less than $150,000. No term has been assigned to Dr. Murray’s employment agreement. If Dr. Murray is terminated other than for “cause” (as such term is defined in Dr. Murray’s employment agreement), Dr. Murray will receive severance benefits in an amount equal to Dr. Murray’s base salary for 26 weeks.

Effective as of September 25, 2008, we entered into an employment agreement with Ms. Nancy Baldwin providing for an annual base salary of not less than $150,000. No term has been assigned to Ms. Baldwin’s employment agreement. If Ms. Baldwin is terminated other than for “cause” (as such term is defined in Ms. Baldwin’s employment agreement), Ms. Baldwin will receive severance benefits in an amount equal to Ms. Baldwin’s base salary for 26 weeks.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2013.

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SHARES OF STOCK THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET VALUE OF SHARES OF STOCK THAT HAVE NOT VESTED ($)
Jess Jankowski	11,000	-0-	$5.550	10/11/14
	10,000	-0-	$6.030	09/27/15
	15,000	-0-	$6.010	09/27/16
	18,000	-0-	$4.480	11/06/17
	23,000	-0-	$3.140	05/12/18
	30,000	-0-	$1.020	05/04/19
	27,000	-0-	$1.700	05/03/20
	56,666	28,334 (1)	$1.260	05/02/21
	32,667	65,333 (2)	$0.300	08/07/22
	-0-	90,000 (3)	$0.415	02/14/23
					-	-
Frank Cesario	20,000	-0-	$1.070	06/24/19
	20,000	-0-	$1.700	05/03/20
	20,666	10,334 (1)	$1.260	05/02/21
	13,667	27,333 (2)	$0.300	08/07/22
	-0-	39,000 (3)	$0.415	02/14/23
					-	-

Kevin Cureton	17,333	34,667 (4)	$0.300	11/28/22
	-0-	48,000 (3)	$0.415	02/14/23
					-	-
Patrick Murray	3,000	-0-	$5.550	10/11/14
	3,000	-0-	$6.030	09/27/15
	9,000	-0-	$6.010	09/27/16
	9,000	-0-	$4.480	11/06/17
	16,000	-0-	$3.140	05/12/18
	30,000	-0-	$1.020	05/04/19
	27,000	-0-	$1.700	05/03/20
	28,667	14,333 (1)	$1.260	05/02/21
	17,333	34,667 (2)	$0.300	08/07/22
	-0-	48,000 (3)	$0.415	02/14/23
					-	-
Nancy Baldwin	3,000	-0-	$5.550	10/11/14
	7,500	-0-	$6.010	09/27/16
	9,000	-0-	$4.480	11/06/17
	15,000	-0-	$3.140	05/12/18
	30,000	-0-	$1.020	05/04/19
	27,000	-0-	$1.700	05/03/20
	20,667	10,333 (1)	$1.260	05/02/21
	13,667	27,333 (2)	$0.300	08/07/22
	-0-	39,000 (3)	$0.415	02/14/23
					-	-

(1)	The grants expiring May 2, 2021 vested in three equal installments on May 2, 2012, 2013 and 2014.
(2)	The grants expiring August 7, 2022 vest in three equal installments on August 7, 2013, 2014 and 2015.
(3)	The grants expiring February 14, 2023 vest in three equal installments on February 14, 2014, 2015 and 2016.
(4)	The grant expiring November 28, 2022 vests in three equal installments on November 28, 2013, 2014 and 2015.

POTENTIAL PAYMENT UPON TERMINATION OR CHANGE IN CONTROL

Severance Benefits. Please see discussion of severance benefits under “Employment Agreements” above.

Change in Control. Upon a change in control, the 2001 Equity Compensation Plan (the predecessor to the 2004 Equity Compensation Plan), the 2004 Equity Compensation Plan (the predecessor to the 2010 Equity Plan) and the 2010 Equity Plan each provide that: (1) vesting under all outstanding stock options will automatically accelerate and each option will become fully exercisable; (2) the restrictions and conditions on all outstanding restricted shares shall immediately lapse; and (3) the holders of performance shares will receive a payment in settlement of the performance shares, in an amount determined by the Compensation Committee, based on the target payment for the performance period and the portion of the performance period that precedes the change in control. If the Company is not the surviving entity, the successor is required to assume all unexercised options.

Payments. The following table quantifies the estimated payments that would be made in each covered circumstance to our executive officers:

NAME	TERMINATION BY COMPANY WITHOUT CAUSE (1)	CHANGE IN CONTROL (2)	INVOLUNTARY TERMINATION IN CONNECTION WITH OR FOLLOWING A CHANGE IN CONTROL (3)
Jess Jankowski	$301,000	$26,930	$602,000
Frank Cesario	$82,500	$11,435	$82,500
Kevin Cureton	$126,667	$14,320	$126,667
Patrick Murray	$90,000	$14,320	$90,000
Nancy Baldwin	$82,500	$11,435	$82,500

(1)

This amount represents the severance benefits that would be received under the executive officer’s employment agreement as described had the executive officer been terminated by the Company without cause on December 31, 2013.

(2)

This amount represents an estimate of the value that would have been received under the equity compensation plans had a change in control occurred as of December 31, 2013 and the executive officers benefited from an acceleration of vesting in the equity-based plan awards, as described above. For this purpose, the closing price of our common stock as of December 31, 2013 was used. The amount represents the difference between the exercise price of any unvested options and $0.54.

(3)

This amount represents an estimate of the payments and value (in addition to any acceleration of vesting of equity-based awards) that would have been received by the executive officers had the executive officers been terminated by the Company without cause on December 31, 2013 in connection with a change in control on this date.

SECURITY OWNERSHIP OF MANAGEMENT

AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of June 20, 2014 certain information with respect to the beneficial ownership of our common stock by (1) each person known by us to own beneficially more than 5% of the outstanding shares of common stock, (2) each of our directors, (3) each of our named executive officers and (4) all of our executive officers and directors as a group.

Name	Number of Shares Beneficially Owned (1)	Percent of Shares Beneficially Owned
Bradford T. Whitmore	10,683,739 (2)	37.5%
Spurgeon Corporation	3,034,710 (3)	10.7%
Grace Brothers, Ltd.	2,433,300 (4)	8.5%
John H. Conley, Jr.	1,940,000 (5)	6.8%
James A. Henderson	185,000 (6)	*
Richard W. Siegel, Ph.D.	409,838 (7)	1.4%
James A. McClung	71,653 (8)	*
W. Ed Tyler	20,667 (9)	*
R. Janet Whitmore	727,335 (10)	2.5%
George A. Vincent, III	33,333 (11)	*
Jess A. Jankowski	354,135 (12)	1.2%
Kevin Cureton	33,333 (13)	*
Patrick Murray, Ph.D.	192,170 (14)	*
Nancy Baldwin	163,821 (15)	*
Frank J. Cesario	141,784 (16)	*
All executive officers and directors as a group (11 persons)	2,333,069 (17)	8.1%

Unless otherwise indicated below, the person’s address is the same as the address for the Company.

*Denotes beneficial ownership of less than one percent.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

Includes 2,433,300 shares of common stock held by Grace Brothers, Ltd., 601,410 shares of common stock held by Grace Investments, Ltd. and 7,649,029 shares held by Bradford T. Whitmore. Mr. Whitmore is a general partner of both Grace entities. In such capacities, Mr. Whitmore shares voting and investment power with respect to the shares of common stock held by the Grace entities. This information is based on information reported on Form 4 filed on May 8, 2013 with the SEC. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.

(3)

Includes 2,433,300 shares of common stock held by Grace Brothers, Ltd. and 601,410 shares of common stock held by Grace Investments, Ltd. Spurgeon Corporation is a general partner of both Grace entities and shares voting and investment power with respect to the shares of common stock held by such Grace entities. This information is based on information reported on the Form 4 referenced above. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.

(4)	This information is based on information reported on the Form 4 referenced above. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.

(5)	This information is based on information reported on Schedule 13G filed with the SEC on February 5, 2014. The address of the stockholder is 8 Rene Carr Street, Elkton, Maryland 21921.

(6)	Includes Mr. Henderson’s 25,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014.

(7)	Includes Dr. Siegel’s 20,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014.

(8)	Includes Mr. McClung’s 24,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014, as well as 30,071 shares held by his spouse.

(9)	Includes Mr. Tyler’s 20,667 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014.

(10)	Includes Ms. Whitmore’s 20,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014, as well as 32,675 shares held by her daughter.

(11)	Includes Mr. Vincent’s 33,333 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014.

(12)	Includes Mr. Jankowski’s 314,334 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014, as well as 1,000 shares held by his spouse.

(13)	Includes Mr. Cureton’s 33,333 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014.

(14)	Includes Dr. Murray’s 190,667 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014.

(15)	Includes Ms. Baldwin’s 162,834 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014.

(16)	Includes Mr. Cesario’s 111,334 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014.

(17)	Includes all executive officers and directors as a group’s 955,502 shares of common stock issuable upon exercise of options exercisable currently or within 60 days of June 20, 2014.

Securities Authorized for Issuance under Equity Compensation Plan

The following table gives information about our common stock that may be issued upon the exercise of options and rights under our only compensation plan with awards outstanding on December 31, 2013 – the 2010 Equity Plan. The 2010 Equity Plan replaced the 2004 Equity Compensation Plan, the Director Restricted Stock Plan, and the Amended and Restated 2006 Stock Appreciation Rights Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted - average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plans Approved by Stockholders	2,188,000	$1.31	980,000
Plans Not Approved by Stockholders	None	$-	None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Related Person Transactions. Under our Audit and Finance Committee’s charter, the Audit and Finance Committee must review and approve all related person transactions in which any executive officer, director, director nominee or more than 5% stockholder, or any of their immediate family members, has a direct or indirect material interest. The Audit and Finance Committee may not approve a related person transaction unless it is in, or not inconsistent with, our best interests and, where applicable, the terms of such transaction are at least as favorable to us as could be obtained from an unrelated third party.

We did not engage in any transactions in which a related person had or will have a direct or indirect material interest during 2012 or 2013. No such transactions are currently contemplated.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF AUDITORS

Report of the Audit and Finance Committee

The Audit and Finance Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditor is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

The Audit and Finance Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2013. The Audit and Finance Committee has discussed with McGladrey LLP, the Company’s independent auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit and Finance Committee has received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit and Finance Committee concerning independence, and the Audit and Finance Committee discussed with McGladrey LLP their independence from management and the Company. The Audit and Finance Committee has considered whether the provision of services by McGladrey LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q are compatible with maintaining McGladrey LLP’s independence, and has determined that they are compatible and do not impact McGladrey LLP’s independence.

Based on the reviews and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements referred to above should be included in the Company’s Annual Report on Form 10-K accompanying this Proxy Statement and filed with the SEC for the year ended December 31, 2013.

Audit and Finance Committee

James A. McClung, Chairman

George A. Vincent, III

Richard W. Siegel, Ph.D.

Appointment of Independent Auditors

The Audit and Finance Committee has appointed McGladrey LLP, an independent registered public accounting firm, as auditors of our financial statements for the year ending December 31, 2014. McGladrey LLP has been engaged as auditors for the Company since November 2001. The Audit and Finance Committee has determined to afford stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Audit and Finance Committee’s appointment of McGladrey LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of McGladrey LLP, the Audit and Finance Committee will interpret this as an instruction to seek other auditors. It is expected that representatives of McGladrey LLP will be present at the Annual Meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

The following fees were incurred by the Company for the services of McGladrey LLP in relation to the 2013 and 2012 fiscal years.

Audit Fees. The aggregate amount billed by our principal accountant, McGladrey LLP, for audit services performed for the fiscal years ended December 31, 2013 and 2012 was approximately $145,000 and $139,000, respectively. Audit services include the auditing of financial statements and quarterly reviews.

Audit Related Fees. Total audit related fees billed by McGladrey LLP were approximately $4,000 and $18,000 for the years ended December 31, 2013 and 2012, respectively. These fees typically include costs incurred for reviews of registration statements, assistance with Staff comment letters, and consultation on various accounting matters in support of our financial statements.

Tax Fees. There were no fees billed by our principal accountant for tax related services for the fiscal years ended December 31, 2013 and 2012.

All Other Fees. Other than those fees described above, during the fiscal years ended December 31, 2013 and 2012, there were no other fees billed for services performed by our principal accountant.

All of the fees described above were approved by our Audit and Finance Committee.

Audit and Finance Committee Pre-Approval Policies and Procedures.

Our Audit and Finance Committee pre-approves the audit and non-audit services performed by McGladrey LLP, our principal accountants, in order to ensure that the provision of such services does not impair McGladrey LLP’s independence. Unless a type of service to be provided by McGladrey LLP has received general pre-approval, it will require specific pre-approval by the Audit and Finance Committee. In addition, any proposed services exceeding pre-approval cost levels or budgeted amounts will require specific pre-approval by the Audit and Finance Committee.

The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit and Finance Committee specifically provides for a different period. The Audit and Finance Committee will periodically revise the list of pre-approved services, based on subsequent determinations, and has delegated pre-approval authority to the Chairman of the Audit and Finance Committee. In the event the Chairman exercises such delegated authority, he shall report such pre-approval decisions to the Audit and Finance Committee at its next scheduled meeting. The Audit and Finance Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD OF DIRECTORS AND THE AUDIT AND FINANCE COMMITTEE RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF McGLADREY LLP AS THE INDEPENDENT AUDITORS OF OUR FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 2014.

MISCELLANEOUS AND OTHER MATTERS

Solicitation -- The cost of this proxy solicitation will be borne by the Company. We may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. We do not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest. In addition to soliciting proxies by mail, certain of our officers and employees, without additional compensation, may solicit proxies personally or by telephone or electronic communication on our behalf.

Proposals of Stockholders -- Proposals of stockholders to be considered for inclusion in our proxy statement and proxy for the 2015 Annual Meeting must be received by the Corporate Secretary of the Company on or before March 9, 2015. If a stockholder submits a proposal to be considered at the 2015 Annual Meeting other than in accordance with Rule 14a-8 under the Exchange Act, and does not provide notice of such proposal to the Company by May 23, 2015, the holders of any proxy solicited by our Board of Directors for use at such meeting will have discretionary authority to vote with respect to any proposal as to which timely notice is not given.

In addition, our By-Laws, as currently in effect, establish procedures for stockholder nominations for election of directors and bringing business before our annual meeting of stockholders. Among other requirements, to nominate a person for election as a director at our 2015 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to, or mailed and received by, our Corporate Secretary at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting. In the event that we have not publicly disclosed the date of the meeting at least 70 days prior to the date of the meeting, notice by the stockholder must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was publicly disclosed. Among other requirements, to bring business before our 2015 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to, or mailed and received by, our Corporate Secretary at our principal executive offices by March 9, 2015, except that if the date of the Annual Meeting has been changed by more than 30 days from the previous year’s meeting, notice by the stockholder must be received within 10 days after we publicly disclose the date of the meeting. In each case, the notice must contain certain information concerning the proposed nominee or business and the stockholder making the proposal. The specific requirements of these advance notice provisions are set forth in Article II, Sections 2.4 and 2.5 of our By-Laws, a copy of which is available upon request. Such request and any stockholder proposals should be sent to our Corporate Secretary at our principal executive offices.

Other Business -- The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement and our Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxies will vote such proxies as the Board of Directors directs.

Additional Information -- We will furnish without charge a copy of our Annual Report, as filed with the SEC, upon the written request of any person who is a stockholder as of the Record Date, and will provide copies of the exhibits to such Annual Report upon payment of a reasonable fee which shall not exceed our reasonable expenses in connection therewith. Requests for such materials should be directed to Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446, Attention: Nancy Baldwin, Vice President - Human Resources and Investor Relations. The information on our website, www.nanophase.com, is not, and should not be deemed to be, a part of this Proxy Statement, or incorporated by reference into any other filings we make with the SEC.

By order of the Board of Directors

/s/ FRANK J. CESARIO
Frank J. Cesario Chief Financial Officer

Romeoville, Illinois

July 7, 2014

ALL STOCKHOLDERS ARE REQUESTED TO VOTE VIA THE INTERNET, BY

TELEPHONE OR BY COMPLETING, DATING, SIGNING AND RETURNING A

PROXY CARD PROMPTLY.

NANOPHASE TECHNOLOGIES CORPORATION C/O Broadridge P.O. Box 1342 Brentwood, NY 11717

VOTE BY INTERNET- www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote

FOR the following Class II Directors:

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	For All	Withhold All	For All Except
Nominees
	☐	☐	☐

01 Jess A. Jankowski	02 Richard W. Siegel, Ph.D.	03 W. Ed Tyler

The Board of Directors recommends you vote FOR proposal 2:

2. PROPOSAL TO RATIFY THE APPOINTMENT OF McGLADREY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 2014	For ☐	Against ☐	Abstain ☐

NOTE: EACH OF THE PERSONS NAMED AS PROXIES ARE AUTHORIZED, IN SUCH PERSON’S DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENTS THEREOF.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

NANOPHASE TECHNOLOGIES CORPORATION

1319 MARQUETTE DRIVE

ROMEOVILLE, ILLINOIS 60446

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 21, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Jess Jankowski and Frank Cesario, and each of them, with full power of substitution, as attorney and proxy for, and in the name and place of, the undersigned, and hereby authorizes each of Mr. Jankowski and Mr. Cesario to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446, on Thursday, August 21, 2014 at 8:30 a.m., Chicago time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed and dated on reverse side